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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) 28 July 2003
                                                           ------------


                        AIR PRODUCTS AND CHEMICALS, INC.
               (Exact name of registrant as specified in charter)


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
                   Delaware                                    1-4534                         23-1274455
        ------------------------------                     ---------------                  ---------------
(State of other jurisdiction of incorporation)        (Commission file number)        (IRS Identification number)

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
7201 Hamilton Boulevard, Allentown, Pennsylvania                      18195-1501
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    (Address of principal executive offices)                          (Zip Code)
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                                 (610) 481-4911
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
                      -------------------------------------
          (Former Name or Former Address, if changed Since Last Report)
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Item 7. Financial Statements and Exhibits

(c)   Exhibits

99.1 Press Release issued by the registrant on July 28, 2003, with respect to financial results for the third quarter ended June 30, 2003.

Item 9. Regulation FD Disclosure

The information contained in this Item 9 is being furnished under Item 12, Results of Operations and Financial Condition, in accordance with SEC Release No. 33-8216.

On July 28, 2003, the company issued a press release announcing its earnings for the third quarter of fiscal year 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

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
                                          Air Products and Chemicals, Inc.
                                          (Registrant)



Dated: 28 July 2003                       By:        /s/ John R. Owings
                                              ----------------------------------
                                                       John R. Owings
                                              Vice President and Chief Financial
                                                          Officer
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                                  EXHIBIT INDEX

99.1 Press release issued by Air Products and Chemicals, Inc. on July 28, 2003, announcing results for the third quarter of fiscal year 2003.



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